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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): February 10, 1998



                    Commodore Environmental Services, Inc.
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            (Exact name of registrant as specified in its charter)




          Delaware                        0-10054              87-0275043
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(State or other jurisdiction            (Commission         (I.R.S. Employer
     of incorporation)                  File Number)        Identification No.)


150 East 58th Street
New York, New York                                                  10155
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800
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         (Former Name or Former Address, if Changed Since Last Report)


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                          CURRENT REPORT ON FORM 8-K

                    COMMODORE ENVIRONMENTAL SERVICES, INC.

                               February 10, 1998


Item 5.  Other Events.

         Private Placement

         On February 10, 1998, Commodore Environmental Services, Inc., a Delaware corporation (the "Company"), sold (i) 1,381,692 shares (the "First Tranche Shares") of common stock, par value $0.001 per share, of the Company's affiliate Commodore Applied Technologies, Inc. ("Applied Common Stock") and
(ii) three-year warrants ("Warrants") to purchase an aggregate of 150,000 shares of Applied Common Stock at an exercise price equal to $6.00 per share, for an aggregate purchase price of $6.0 million (the "First Tranche Sale") in a private placement (the "Private Placement") to certain "accredited investors" as defined in Rule 501 of the Securities Act of 1933, as amended (the "Securities Act"). After deduction of fees and transaction costs associated with the First Tranche Sale totaling approximately $550,000, the Company received aggregate net proceeds of approximately $5,450,000 from the First Tranche Sale. The shares of Applied Common Stock issued and to be issued to the investors in connection with the Private Placement have been and will be issued from the account of the Company which, immediately prior to the First Tranche Sale, owned approximately 52% of the outstanding shares of Applied Common Stock. As of the date of this Current Report, giving effect to the First Tranche Sale, the Company owned approximately 44% of the outstanding shares of Applied Common Stock.

         Pursuant to the terms of the Private Placement, in the event that 90% of the average closing bid price per share of Applied Common Stock for the First Tranche Measuring Period (as defined below) (the "First Tranche Adjustment Price") is less than the $4.3425 per share purchase price of the First Tranche Shares, the Company will issue to the investors, for no additional consideration, an aggregate amount of additional shares of Applied Common Stock equal to the difference between (a) the amount equal to 6,000,000 divided by the First Tranche Adjustment Price and (b) 1,381,692, provided that in no event will the First Tranche Adjustment Price be less than $2.00. The "First Tranche Measuring Period" means the 75-trading day period commencing immediately following the effective date of a registration statement covering the First Tranche Shares, provided that if such registration statement is not declared effective within 12 months following February 10, 1998, the First Tranche Measuring Period will commence on the date which is 12 months following February 10, 1998, and provided further that if such registration statement is declared effective prior to April 15, 1998, the First Tranche Measuring Period will mean the 75-trading day period commencing April 15, 1998.

         The maximum number of additional shares of Applied Common Stock which the Company may be required to issue in connection with the First Tranche Sale is 1,618,308 shares, assuming the lowest possible First Tranche Adjustment Price of $2.00.

         The Company will, no earlier than the last day of the First Tranche Measuring Period and no later than 45 trading days following the end of the First Tranche Measuring Period, have the right and option (but not the obligation) to require the investors to purchase (i) an aggregate amount of additional shares of Applied Common Stock equal to 4,000,000 divided by 90% of the average closing price per share of Applied Common Stock for the five trading days immediately prior to the closing date of such sale and (ii) Warrants to purchase an aggregate of 100,000 shares of Applied Common Stock at an exercise price per share equal to the greater of $6.00 or 125% of the per share purchase price of the shares of Applied Common Stock sold pursuant to
(i) above, for an aggregate purchase price of $4.0 million (the "Second Tranche Sale").

         As in the case of the First Tranche Sale, in the event that 90% of the average closing bid price per share of Applied Common Stock for the Second Tranche Measuring Period (as defined below) (the "Second Tranche Adjustment Price") is less than the per share purchase price of the Applied Common Stock sold pursuant to the Second Tranche Sale, the Company will issue to the investors, for no additional consideration, an aggregate amount of additional shares of Applied Common Stock equal to the difference between (a) the amount equal to 4,000,000 divided by the Second Tranche Adjustment Price and (b) the number of shares of Applied Common Stock sold pursuant to the Second Tranche Sale, provided that in no event will the Second Tranche Adjustment Price be less than $2.00. The "Second Tranche Measuring Period" means the 75-trading day period commencing immediately following the effective date of a registration statement covering the shares of Applied Common Stock sold in the Second Tranche Sale, provided that if such registration statement is not declared effective within 12 months after the closing date of the Second Tranche Sale, the Second Tranche Measuring Period will commence on the date which is 12 months following the closing date of the Second Tranche Sale.


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         If during the 90-day period after the end of the First Tranche
Measuring Period the Company sells, or Commodore Applied Technologies, Inc. ("Applied") issues, any shares of Applied Common Stock ("First Future Shares") at a price per share that is less than the per share purchase price of the First Tranche Shares or during the 90-day period after the end of the Second Tranche Measuring Period the Company sells, or Applied issues, any shares of Applied Common Stock ("Second Future Shares") at a price per share that is less than the per share purchase price of the Applied Common Stock sold in the Second Tranche Sale, the Company will issue to the investors, for no additional consideration, a number of additional shares of Applied Common Stock equal to (a) with respect to First Future Shares, an amount equal to the difference between (i) 6,000,000 divided by the price at which the First Future Shares were sold or issued and (ii) 1,381,692, and (b) with respect to Second Future Shares, an amount equal to the difference between (i) 4,000,000 divided by the price at which the Second Future Shares were sold or issued and
(ii) the amount equal to the number of shares of Applied Common Stock sold in the Second Tranche Sale. Notwithstanding the foregoing, the terms "First Future Shares" and "Second Future Shares" do not include any shares of Applied Common Stock which may be issued in the future upon conversion or exercise of, or pursuant to the terms of any agreement entered into by the Company or Applied in respect of, securities of the Company and/or Applied which have been issued prior to February 9, 1998.

         Applied has agreed to file registration statements (the "Registration Statements") on Form S-3, or other applicable form of registration statement, under the Securities Act covering all of the shares of Applied Common Stock issued and to be issued to the investors in the Private Placement and to keep such Registration Statements continuously effective under the Securities Act for a period of two years after their respective effective dates or such earlier date when all shares covered by the Registration Statements have been sold or may be sold without volume restrictions under the Securities Act (the "Effective Period").

     Avalon Group, Inc. was retained by the Company as a finder in connection with the Private Placement and has to date received fees of approximately $510,000 in connection therewith.

         The Private Placement was deemed exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act as a transaction by an issuer not involving any public offering. The recipients of the shares of Applied Common Stock in connection with the Private Placement represented their intent to acquire such securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been and will be affixed to the share certificates representing the shares of Applied Common Stock received and to be received by the investors in connection with the Private Placement.

          Intercompany Note

          Upon receipt of the net proceeds of the Private Placement, the Company provided a $5,450,000 unsecured loan to Applied, evidenced by Applied's 8% non-convertible note (the "Intercompany Note"). Pursuant to the terms of the Intercompany Note, interest on the unpaid principal balance of the Intercompany Note is payable at the rate of 8% per annum semiannually in cash. The unpaid principal amount of the Intercompany Note is due and payable, together with accrued and unpaid interest, on the earlier to occur of (a) December 31, 1999, or (b) consummation of any public offering or private placement (other than the Private Placement) of securities of Applied with net proceeds aggregating in excess of $6.0 million, other than in respect of working capital financing or secured financing of assets received by Applied in the ordinary course of business from any bank or other lending institution, provided that if such funds are raised in a private placement during the period commencing on February 9, 1998 and ending on the last day of the Effective Period, then the Intercompany Note will not be payable unless a Registration Statement has been effective for 75 consecutive days and is effective on the date of such repayment. Applied will use the net proceeds of the loan solely for working capital and general corporate purposes and not for the satisfaction of any portion of Applied debt or to redeem any Applied equity or equity-equivalent securities.


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          In connection with the loan, Applied amended and restated in its entirety a five-year warrant to purchase 7,500,000 shares of Applied Common Stock issued to the Company on December 2, 1996 to, among other things, reduce the exercise price of the warrant from $15.00 per share to $10.00 per share. In addition, Applied issued to the Company an additional five-year warrant to purchase 1,500,000 shares of Applied Common Stock at an exercise price of $10.00 per share.

          The information set forth above is qualified in its entirety by reference to: (a) Common Stock Purchase Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., Southbrook International Investments, Ltd., Westover Investments, L.P., and Montrose Investments, Ltd., filed herewith as Exhibit 99.1; (b) Warrant to purchase 75,000 shares of Applied Common Stock issued to Southbrook International Investments, Ltd., filed herewith as Exhibit 4.1; (c) Warrant to purchase 48,750 shares of Applied Common Stock issued to Montrose Investments, Ltd., filed herewith as Exhibit 4.2; (d) Warrant to purchase 26,250 shares of Applied Common Stock issued to Westover Investments, L.P., filed herewith as Exhibit 4.3; (e) Registration Rights Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., Southbrook International Investments, Ltd., Westover Investments, L.P., and Montrose Investments, Ltd., filed herewith as
Exhibit 99.2; (f) Escrow Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., Southbrook International Investments, Ltd., Westover Investments, L.P., and Montrose Investments, Ltd., filed herewith as Exhibit 99.3; (g) Promissory Note, dated February 10, 1998, of Commodore Applied Technologies, Inc., filed herewith as Exhibit 99.4; (h) Warrant to purchase 7,500,000 shares of Applied Common Stock issued to Commodore Environmental Services, Inc., filed herewith as Exhibit 4.4; and (i) Warrant to purchase 1,500,000 shares of Applied Common Stock issued to Commodore Environmental Services, Inc., filed herewith as
Exhibit 4.5.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

*Exhibit No.                           Description
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4.1         Warrant to purchase 75,000 shares of Applied Common Stock issued to Southbrook International Investments, Ltd.

4.2 Warrant to purchase 48,750 shares of Applied Common Stock issued to Montrose Investments, Ltd.

4.3 Warrant to purchase 26,250 shares of Applied Common Stock issued to Westover Investments, L.P.

4.4 Warrant to purchase 7,500,000 shares of Applied Common Stock issued to Commodore Environmental Services, Inc.

4.5 Warrant to purchase 1,500,000 shares of Applied Common Stock issued to Commodore Environmental Services, Inc.

99.1 Common Stock Purchase Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., Southbrook International Investments, Ltd., Westover Investments, L.P., and Montrose Investments, Ltd.

99.2 Registration Rights Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., Southbrook International Investments, Ltd., Westover Investments, L.P., and Montrose Investments, Ltd.

99.3 Escrow Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., Southbrook International Investments, Ltd., Westover Investments, L.P., and Montrose Investments, Ltd.

99.4 Promissory Note, dated February 10, 1998, of Commodore Applied Technologies, Inc.


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*  All Exhibits are filed herewith electronically.







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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                             COMMODORE ENVIRONMENTAL SERVICES, INC.




Date:  February 20, 1998      By: /s/ Michael D. Fullwood
                                ---------------------------------------------
                                Michael D. Fullwood, Senior Vice President,
                                  Chief Financial and Administrative Officer,
                                  Secretary and General Counsel












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                                 EXHIBIT INDEX

*Exhibit No.                                         Description
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4.1         Warrant to purchase 75,000 shares of Applied Common Stock issued to Southbrook International Investments, Ltd.

4.2 Warrant to purchase 48,750 shares of Applied Common Stock issued to Montrose Investments, Ltd.

4.3 Warrant to purchase 26,250 shares of Applied Common Stock issued to Westover Investments, L.P.

4.4 Warrant to purchase 7,500,000 shares of Applied Common Stock issued to Commodore Environmental Services, Inc.

4.5 Warrant to purchase 1,500,000 shares of Applied Common Stock issued to Commodore Environmental Services, Inc.

99.1 Common Stock Purchase Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., Southbrook International Investments, Ltd., Westover Investments, L.P., and Montrose Investments, Ltd.

99.2 Registration Rights Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., Southbrook International Investments, Ltd., Westover Investments, L.P., and Montrose Investments, Ltd.

99.3 Escrow Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., Southbrook International Investments, Ltd., Westover Investments, L.P., and Montrose Investments, Ltd.

99.4 Promissory Note, dated February 10, 1998, of Commodore Applied Technologies, Inc.

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*  All Exhibits are filed herewith electronically.